                                                                  EXECUTION COPY

                      SECOND AMENDMENT TO CREDIT AGREEMENT

     SECOND AMENDMENT, dated as of May 17, 2004 (this "Amendment"), to the
3-Year Credit Agreement, dated as of August 26, 2003 (as amended, modified or supplemented from time to time, the "Credit Agreement"), among ASPEN INSURANCE
HOLDINGS LIMITED (the "Company"), the Subsidiary Borrowers from time to time parties thereto, the Several Lenders from time to time parties thereto (the
"Lenders"), CREDIT LYONNAIS NEW YORK BRANCH, as documentation agent (in such capacity, the "Documentation Agent"), and BARCLAYS BANK PLC, as administrative agent (in such capacity, the "Administrative Agent") and collateral agent (in such capacity, the "Collateral Agent").

                              W I T N E S S E T H :
                              - - - - - - - - - -

     WHEREAS, the parties hereto desire to amend the Credit Agreement on the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein which are defined in the Credit Agreement are used herein as therein defined.

     2. Amendment to Section 5.2 of the Credit Agreement. Paragraph (a) of
Section 5.2 of the Credit Agreement is hereby deleted and replaced with the words "Intentionally Omitted" in lieu thereof.

     3. Conditions to Effectiveness. This Amendment shall become effective as of the date set forth above upon satisfaction of the following conditions precedent:

         (a) The Administrative Agent shall have received counterparts of this
     Amendment executed by the Company and the Required Lenders; and

         (b) The Administrative Agent shall have received counterparts of the
     Second Amendment to the Other Credit Agreement executed and delivered by the Company and the Required Lenders (as defined therein), which shall amend the Other Credit Agreement in substantially the same manner as the
     Credit Agreement is being amended hereby.

     4. Limited Effect. From and after the date hereof, each reference to the
Credit Agreement (or the 3-Year Credit Agreement) that appears in a Loan
Document shall be deemed to be a reference to the Credit Agreement (or the
3-Year Credit Agreement) as amended hereby. Except as expressly amended hereby, all of the provisions, covenants, terms and conditions of the Credit Agreement are and shall continue to be in full force and effect.

                                                                               2

     5. Representations and Warranties. The representations and warranties made by the Company contained in the Credit Agreement are true and correct on and as of the date hereof after giving effect to this Amendment (except where such representation and warranty speaks of a specific date in which case such representation and warranty shall be true and correct as of such date).

     6. Payment of Expenses. The Borrower agrees to pay or reimburse the
Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with this Amendment and any other document prepared in connection herewith, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

     7. Counterparts. This Amendment may be executed in counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     8. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE
PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED
IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first written above.

                                        ASPEN INSURANCE HOLDINGS LIMITED

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        BARCLAYS BANK PLC,
                                        as Administrative Agent, Collateral
                                        Agent and as a Lender

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        CREDIT LYONNAIS NEW YORK BRANCH,
                                        as a Lender

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        CREDIT SUISSE FIRST BOSTON, ACTING
                                        THROUGH ITS CAYMAN ISLANDS BRANCH,
                                        as a Lender

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        ABN AMRO BANK N.V., as a Lender

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        DEUTSCHE BANK AG, NEW YORK BRANCH,
                                        as a Lender

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        LLOYDS TSB BANK PLC, as a Lender

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        By:_____________________________
                                            Name:
                                            Title:

                                        THE BANK OF BERMUDA, as a Lender

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        THE BANK OF N.T. BUTTERFIELD & SON LTD.,
                                        as a Lender

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        FLEET NATIONAL BANK, as a Lender

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        UBS AG, CAYMAN ISLANDS BRANCH,
                                        as a Lender

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title: